February 2014 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

• Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2 Forward Looking Statements The Dixie Group, Inc.

• Began operations in 1920 • Transitioned from textiles to floorcovering in 1990’s – now 100% floorcovering • Refined focus on upper-end markets in 2004 • For over 90 years we have focused on specialized products • Traditionally we have outperformed the industry and expect to do so in the future 3 Dixie History

Dixie Today • Commitment to brands in the upper- end market with strong growth potential • Diversified between Commercial and Residential markets • Diversified customer base (TTM Basis) – Top 10 carpet customers • 18% of sales – Top 20 carpet customers • 22% of sales 4

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/const/c25 (new). 5 3,000 3,500 4,000 4,500 5,000 5,500 250 300 350 400 450 500 550 600 Jan '10 July Jan '11 July Jan '12 July Jan '13 Jul • “Existing-home sales have risen nearly 20 percent since 2011, with job growth, record low mortgage interest rates and a large pent-up demand driving the market,” he said. • “We lost some momentum toward the end of 2013 from disappointing job growth and limited inventory, but we ended with a year that was close to normal given the size of our population.” Lawrence Yun, Chief Economist National Association of Realtors January 23, 2014

6 Steady recovery in 2009 through 2013 with predicted higher levels in 2014 Residential Remodeling Harvard Study Leading Indicator of Remodeling Activity

7 2014 Economic growth will strengthen in 2014, starting in the first quarter and averaging about 2.6% for the year. The gains will come as business and consumer confidence strengthens and Europe begins to emerge from its 18-month recession…” Kiplinger’s Dec 23, 2013 The Industry versus GDP

Residential and Commercial Fixed Investment 8 Rebound in residential activity Rebound in commercial activity 2013 showed a strong rebound in growth; We expect 2014 to continue this trend 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 1 9 69 Q 1 1 9 70 Q 1 1 9 71 Q 1 1 9 7 2 Q 1 1 9 73 Q 1 1 9 74 Q 1 1 9 75 Q 1 1 9 76 Q 1 1 9 77 Q 1 1 9 78 Q 1 1 9 79 Q 1 1 9 8 0 Q 1 1 9 81 Q 1 1 9 82 Q 1 1 9 83 Q 1 1 9 84 Q 1 1 9 85 Q 1 1 9 86 Q 1 1 9 87 Q 1 1 9 88 Q 1 1 9 89 Q 1 1 9 90 Q 1 1 9 91 Q 1 1 9 92 Q 1 1 9 93 Q 1 1 9 94 Q 1 1 9 95 Q 1 1 9 96 Q 1 1 9 97 Q 1 1 9 98 Q 1 1 9 99 Q 1 2 0 00 Q 1 2 0 0 1 Q 1 2 0 02 Q 1 2 0 03 Q 1 2 0 04 Q 1 2 0 05 Q 1 2 0 06 Q 1 2 0 07 Q 1 2 0 08 Q 1 2 0 0 9 Q 1 2 0 10 Q 1 2 0 11 Q 1 2 0 12 Q 1 2 0 13 Q 1 Fixed Investment as % of GDP (U.S.Dept. of Commerce) Residential Fixed Investment % of GDP Residential 44 Yr Average Comercial Structures Fixed Investment as % of GDP Commercial 44 Yr Average

9 Consumer Sentiment Conference Board January 2014:  “Consumers’ assessment of the present situation continues to improve, with both business conditions and the job market rated more favorably.”  “Looking ahead six months, consumers expect the economy and their earnings to improve, but were somewhat mixed regarding the outlook for jobs.” Lynn Franco, Director of The Conference Board Consumer Research Center 1966 = 100

The Stock Market 10 February 2014 The stock market has rebounded beyond pre- recession levels 2014 has had a slight pullback but appears to be on a more stable track of steady growth However, the market is still subject to macro events: Job growth, US fiscal policy, China, Middle East

The Industry as compared to The Dixie Group 11 Source: U.S. Bureau of Economic Analysis and Company estimates

2012 U.S. Carpet Manufacturers 12 Source: Floor Focus – includes carpet as broadloom and modular tile, excludes rug sales Carpet Leaders Dollars in Millions % Total Shaw (Berkshire Hathaway) $ 2,996 38.7% Residential & Commercial Mohawk (MHK) $ 1,869 24.2% Residential & Commercial Beaulieu (Private) $ 625 8.1% Residential & Commercial Interface (TILE) $ 421 5.4% Commercial Only Engineered Floors (Private) $ 285 3.7% Residential Only Dixie (DXYN) $ 266 3.4% Residential & Commercial Other $ 1,317 16.5% Residential & Commercial Market $ 7,656 100.0%

U.S. 2013 Carpet Market 13 Sales $10.2 Billion Source: Floor Focus – Broadloom & Carpet Tile and Dixie Group estimate Dixie versus the Industry Dixie 2013 Market

Carpet Dollar Sales Indexed to 2009 14

Carpet Unit Sales Indexed to 2009 15

Industry Positioning The Dixie Group 16 • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up to date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven

Residential Market Positioning The Dixie Group 17 BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2012 $’s) 35% Market Share T O T A L M A R K E T : S QUA R E Y A R DS OR S AL E S DO L L A R S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment (Over $20 per SQ YD) Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland

Dixie Group High-End Residential Sales All Brands 18 Sales by Brand for 2013

Dixie Group High-End Residential Sales All Brands 19 Sales by Channel for 2013

DIXIE HOME

THE DIXIE GROUP



- Well-styled moderate to upper priced residential broadloom line
  - Known for differentiated pattern and color selection
- Dixie provides a “full line” to retailers
  - Sells Specialty and Mass Merchant retailers
- Growth initiatives
  - Stainmaster® Tru Soft ™ Fiber Technology
  - Stainmaster® SolarMax ® Fiber Technology
  - Durasilk Polyester

20

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 28% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Wool products in both tufted and woven constructions 21

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 40% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 22

Commercial Market Positioning The Dixie Group 23 • We focus on the “high end specified soft floorcovering contract market” • We have positioned our brands to serve this market through: – Our Masland Contract division • Broad product line for diverse commercial markets through a direct sales model – Our Avant division • Corporate focus using a multi- line sales agent based model – Our Masland Residential sales force • Sells “main street commercial” through retailers

• Premium brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base – Nordstrom’s, Target, Delta Air Lines, Best Buy, Club Corp • Growth initiative – SPEAK modular carpet tile and FIT office remodel collections – End User Channel 24

25 Sales by Channel for 2013 Channels: Interior Design Specifier and Commercial End User

• Avant is our newest brand • Dedicated to servicing the designer through the multi-line interior finishes sales agent • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings 26

$331 $321 $283 $205 $231 $270 $266 $345 2006 2007 2008 2009 2010 2011 2012 2013 Net Sales (millions) 27 Dixie Group Sales $ in millions

Sales & Operating Income $ in millions 28 In 2013 we: • Introduced our SPEAK modular carpet tile and FIT office remodel collections • Expanded our Stainmaster® TruSoft™ and PetProtect™ residential products • Expanded our wool “permaset” dyeing process for color flexibility • Integrated our Robertex wool, Crown rug and Colormaster dye operations • Expanded our Eton carpet tufting and Roanoke yarn operations Note: Non-GAAP reconciliation starting on slide 32 Y 2008 Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 Net Sales 283 203 231 270 266 345 Net Income (Loss) (31.5) (42.2) (4.7) 1.0 (0.9) 5.3 Non-GAAP Adjusted Op. Income 1.5 (8.4) (1.0) 5.1 3.2 15.9 Non-GAAP Adjusted EBITDA 15.2 5.1 10.6 14.8 12.6 26.2 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Net Sales 65.8 71.1 75.4 83.6 90.2 95.8 Net Income (Loss) 0.1 (0.4) 0.6 1.6 1.4 1.6 Non-GAAP Adjusted Op. Income 1.1 0.9 3.1 4.7 4.3 3.8 Non-GAAP Adjusted EBITDA 3.5 3.2 5.7 7.3 7.0 6.2

- The residential floorcovering market continued to show positive trends at retail. The market is growing due to an improving housing sector. - Residentially we have momentum in our Stainmaster® TruSoft™, Stainmaster® PetProtect™ and wool product offerings, an expanded sales force and excellent retail market positioning for upper end goods. - Commercially we have grown significantly with the our SPEAK high performance modular carpet tile and FIT office remodel collections. - We announced both a joint venture and distribution agreement with Desso to expand our reach in the commercial marketplace - Our sales for the 4th quarter were up 35% vs. the same quarter last year - Commercial product sales increased 46% versus prior year - Residential product sales increased 31% versus prior year - All brands had double digit growth 29 Current Business Conditions Fourth quarter 2013 activity

Outlook for 2014 The housing & commercial markets have strengthened: • The residential housing markets are continuing their momentum • Positive market reception to our new products:  Masland and Fabrica Wool Collections continued growth  New Stainmaster® PetProtect™ and TruSoft™ products  New modular tile SPEAK and FIT office remodel collections • Our upper-end customer is more confident • We grew nearly 30% in 2013 with momentum in both the residential and commercial market segments • We will consolidate our distribution facilities and streamline our operations in 2014 & 15. This $2.4 million initiative will include opening up a 292,000 square foot distribution center in North Georgia, vacating several smaller facilities and aligning our manufacturing to provide better efficiencies. Approximately $1.3 million of this restructuring expense will be in 2014. 30

Non-GAAP Information 32 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 2) The Company defines Adjusted EBIT as net income plus taxes and plus interest. (Note 3) The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined and plus other (income) expense - net. (Note 4) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 5) The company defines Adjusted Net Income as net income plus loss from discontinued operations, net of tax plus facility consolidation and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined, all tax effected. (Note 6) Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.

33 Non-GAAP EPS Calculation Q4 2013 Q4 2012 2013 2012 Net Income 1,597 (415) 5,290 (927) Loss from Discontinued Operations (1) (2) (68) (274) Income from Continuing Operations 1,598 (413) 5,358 (653) Plus: Mfg expansion & Business integration in COGS 982 529 5,105 1,383 Plus: Mfg expansion & Business integration in S,G&A 597 - 1,831 - Plus: Mfg expansion & Business integration in Other 367 - 367 - Plus: Tax effect of Mfg & Business integration above (681) (185) (2,556) (484) Plus: Prior years tax credits and valuation allowance reversal (957) - (1,847) - Adjusted Income from Continuing Operations 1,906 (69) 8,258 246 Loss from Discontinued Operations (1) (2) (68) (274) Adjusted Net Income 1,905 (71) 8,190 (28) Weighted-average shares outstanding: 12,924 12,662 12,852 12,638 Diluted EPS from Continuing Operations 0.12$ (0.03)$ 0.40$ (0.05)$ Diluted EPS from Net Income 0.12$ (0.03)$ 0.39$ (0.07)$ Diluted EPS from Adjusted Continuing Operations 0.14$ (0.01)$ 0.62$ 0.02$ Diluted EPS from Adjusted Net Income 0.14$ (0.01)$ 0.61$ (0.00)$ Three Months Ended Year Ended Non-GAAP Summary

34 Non-GAAP Gross Profit Q4 2013 Q4 2012 2013 2012 Net Sales 95,799 71,134 345,066 266,372 Gross profit 22,825 17,395 85,639 65,372 Plus: Mfg expansion & Business integration in COGS 982 529 5,105 1,383 Adjusted gross profit 23,807 17,924 90,744 66,755 Gross profit margin as % of net sales 23.8% 24.5% 24.8% 24.5% Adjusted gross profit margin as a % of net sales 24.9% 25.2% 26.3% 25.1% Non-GAAP Operating Income Net Sales 95,799 71,134 345,066 266,372 Operating Income 1,813 415 8,591 1,815 Plus: Mfg expansion & Business integration in COGS 982 529 5,105 1,383 Plus: Mfg expansion & Business integration in S,G&A 597 - 1,831 - Plus: Mfg expansion & Business integration in Other 367 - 367 - Adjusted Operating Income 3,759 944 15,894 3,198 Operating income as % of net sales 1.9% 0.6% 2.5% 0.7% Adjusted operating income as a % of net sales 3.9% 1.3% 4.6% 1.2% Non-GAAP Tax Calculation Income before taxes 813 (465) 4,716 (1,054) Income tax provision (785) (52) (643) (401) Plus: Prior years tax adj and valuation allowance reversal (957) - (1,847) - Adjusted Income tax provision 172 (52) 1,204 (401) Income tax as % of income before taxes -96.6% 11.2% -13.6% 38.0% Adjusted income tax as % of income before taxes 21.1% 11.2% 25.5% 38.0% Three Months Ended Year Ended Non-GAAP Summary

Use of Non-GAAP Financial Information:

Adjusted Operating Income (Loss) - Note 2

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Net Sales	62,851	66,566	65,822	71,134	75,440	83,616	90,211	95,799
Operating income (loss)	620	(40)	820	415	1,677	3,271	1,829	1,813
Plus: Facility consolidation and severance expenses	-	-	-	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-	-
Plus: Mfg expansion & Business integration in COGS	148	399	307	529	1,303	1,143	1,677	982
Plus: Mfg expansion & Business integration in S,G&A	-	-	-	-	165	299	770	597
Plus: Mfg expansion & Business integration in Other	-	-	-	-	-	-	-	367
Non-GAAP Adj. Operating Income (Loss) (Note 2)	$ 768	$ 359	$ 1,127	$ 944	$ 3,145	$ 4,713	$ 4,276	$ 3,759
Non-GAAP Adj. Operating Income as % of Net Sales	1.2%	0.5%	1.7%	1.3%	4.2%	5.6%	4.7%	3.9%

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Net income (loss) as reported	(181)	(433)	102	(415)	636	1,645	1,412	1,597
Less: Income (loss) from discontinued, net tax	(77)	(29)	(167)	(2)	(15)	(32)	(20)	(1)
Plus: Taxes	(5)	(303)	(41)	(52)	23	620	(501)	(785)
Plus: Interest	726	762	781	877	995	869	896	996
Non-GAAP Adjusted EBIT (Note 3)	$ 617	$ 55	$ 1,009	$ 412	$ 1,669	$ 3,166	$ 1,828	$ 1,809
Non-GAAP Adjusted EBIT as % of Net Sales	1.0%	0.1%	1.5%	0.6%	2.2%	3.8%	2.0%	1.9%

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Non-GAAP Adjusted EBIT (from above)	617	55	1,009	412	1,669	3,166	1,828	1,809
Plus: Depreciation and amortization	2,402	2,379	2,355	2,259	2,515	2,559	2,747	2,441
Plus: Facility consolidation and severance expenses	-	-	-	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-	-
Plus: Mfg expansion & Business integration in COGS	148	399	307	529	1,303	1,143	1,677	982
Plus: Mfg expansion & Business integration in S,G&A	-	-	-	-	165	299	770	597
Plus: Mfg expansion & Business integration in Other	-	-	-	-	-	-	-	367
Plus: Other (income) expense - net	3	(95)	(189)	3	8	105	3	3
Non-GAAP Adjusted EBITDA (Note 4)	$ 3,170	$ 2,738	$ 3,482	$ 3,203	$ 5,660	$ 7,272	$ 7,025	$ 6,199
Non-GAAP Adjusted EBITDA as % of Net Sales	5.0%	4.1%	5.3%	4.5%	7.5%	8.7%	7.8%	6.5%

35

Free Cash Flow (FCF) - Note 5								
($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Non-GAAP Adjusted EBIT (from above)	617	55	1,009	412	1,669	3,166	1,828	1,809
Times: 1 - Tax Rate = EBIAT	401	35	656	268	1,085	2,058	1,188	1,176
Plus: Depreciation and Amortization	2,402	2,379	2,355	2,259	2,515	2,559	2,747	2,441
Plus: Non Cash Impairment of Assets and Goodwill	-	-	-	-	-	-	-	-
Minus: Net change in Working Capital	5,431	4,250	812	48	2,923	8,851	7,805	(858)
Non-GAAP Cash from Operations	(2,628)	(1,835)	2,199	2,479	677	(4,234)	(3,870)	4,474
Minus: Capital Expenditures net of Asset Sales	1,132	557	298	2,065	2,580	3,441	4,450	2,786
Minus: Business / Capital acquistions	-	-	-	9,142	-	-	1,863	-
Non-GAAP Free Cash Flow (Note 5)	(3,760)	(2,392)	1,901	(8,728)	(1,903)	(7,675)	(10,183)	1,688
Current Assets	106,235	111,395	111,841	115,055	122,065	132,985	151,164	149,789
Current Liabilities	34,387	35,297	34,931	38,097	42,184	44,253	54,628	54,110
Net Working Capital	71,848	76,098	76,910	76,958	79,881	88,732	96,537	95,679
Change in Net Working Capital	5,431	4,250	812	48	2,923	8,851	7,805	(858)

Adjusted Income from Continuing Operations - Note 6								
($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Net Income	(181)	(433)	102	(415)	636	1,645	1,412	1,597
Loss from Discontinued Operations	(77)	(29)	(167)	(2)	(15)	(32)	(20)	(1)
Income from Continuing Operations	(104)	(405)	269	(413)	651	1,677	1,432	1,598
Plus: Facility consolidation and severance expenses	-	-	-	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-	-
Plus: Mfg expansion & Business integration in COGS	148	399	307	529	1,303	1,143	1,677	982
Plus: Mfg expansion & Business integration in S,G&A	-	-	-	-	165	299	770	597
Plus: Mfg expansion & Business integration in Other	-	-	-	-	-	-	-	367
Plus: Tax effect of Mfg & Business integration above	(52)	(140)	(107)	(185)	(514)	(505)	(856)	(681)
Plus: Prior years tax credits and valuation allowance	-	-	-	-	(157)	-	(733)	(957)
Adjusted Income from Continuing Operations	(8)	(145)	468	(69)	1,449	2,615	2,289	1,906
Loss from Discontinued Operations	(77)	(29)	(167)	(2)	(15)	(32)	(20)	(1)
Non -GAAP Adjusted Net Income	(85)	(174)	302	(71)	1,434	2,583	2,269	1,905
Non-GAAP Adjusted Net Income as % of Net Sales	-0.1%	-0.3%	0.5%	-0.1%	1.9%	3.1%	2.5%	2.0%

36

Use of Non-GAAP Financial Information:

Adjusted Operating Income (Loss) - Note 2

Note a: Restated

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013
Net Sales	320,795	282,710	203,480	231,322	270,110	266,373	345,066
Operating income (loss)	16,707	(28,460)	(45,389)	(2,570)	5,668	1,815	8,591
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-	-
Plus: Impairment of assets	-	4,478	1,459	-	-	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-
Plus: Mfg expansion & Business integration in COGS	-	-	-	-	-	1,383	5,105
Plus: Mfg expansion & Business integration in S,G&A	-	-	-	-	-	-	1,831
Plus: Mfg expansion & Business integration in Other	-	-	-	-	-	-	367
Non-GAAP Adj. Operating Income (Loss) (Note 2)	$ 16,707	$ 1,456	$ (8,433)	$ (1,014)	$ 5,105	$ 3,198	$ 15,894
Non-GAAP Adj. Operating Income as % of Net Sales	5.2%	0.5%	-4.1%	-0.4%	1.9%	1.2%	4.6%

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	986	(927)	5,290
Less: Income (loss) from discontinued, net tax	(521)	(313)	(382)	(281)	(286)	(274)	(68)
Plus: Taxes	3,686	(2,931)	(8,870)	(2,604)	684	(401)	(643)
Plus: Interest	6,347	5,965	5,521	4,124	3,470	3,146	3,756
Non-GAAP Adjusted EBIT (Note 3)	$ 16,801	$ (28,134)	$ (45,208)	$ (2,853)	$ 5,426	$ 2,092	$ 8,471
Non-GAAP Adjusted EBIT as % of Net Sales	5.2%	-10.0%	-22.2%	-1.2%	2.0%	0.8%	2.5%

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,853)	5,426	2,092	8,472
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	9,649	9,396	10,262
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-	-
Plus: Impairment of assets	-	4,478	1,459	-	-	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-
Plus: Mfg expansion & Business integration in COGS	-	-	-	-	-	1,383	5,105
Plus: Mfg expansion & Business integration in S,G&A	-	-	-	-	-	-	1,831
Plus: Mfg expansion & Business integration in Other	-	-	-	-	-	-	367
Plus: Other (income) expense - net	(94)	(326)	(181)	282	242	(278)	119
Non-GAAP Adjusted EBITDA (Note 4)	$ 29,648	$ 15,208	$ 5,071	$ 10,560	$ 14,754	$ 12,593	$ 26,156
Non-GAAP Adjusted EBITDA as % of Net Sales	9.2%	5.4%	2.5%	4.6%	5.5%	4.7%	7.6%

37

Free Cash Flow (FCF) - Note 5							
($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,853)	5,426	2,092	8,471
Times: 1 - Tax Rate = EBIAT	10,921	(18,287)	(29,385)	(1,854)	3,527	1,360	5,506
Plus: Depreciation and Amortization	12,941	13,752	13,504	11,575	9,649	9,396	10,262
Plus: Non Cash Impairment of Assets and Goodwill	-	27,599	32,865	-	-	-	-
Minus: Net change in Working Capital	2,211	2,147	(24,868)	3,880	9,921	10,541	18,721
Non-GAAP Cash from Operations	21,651	20,917	41,852	5,841	3,255	215	(2,953)
Minus: Capital Expenditures net of Asset Sales	16,638	8,871	511	1,761	6,735	4,052	13,257
Minus: Business / Capital acquistions						9,142	1,863
Non-GAAP Free Cash Flow (Note 5)	5,013	12,046	41,341	4,080	(3,480)	(12,979)	(18,073)
Current Assets	119,804	117,011	88,933	96,853	100,999	115,055	149,789
Current Liabilities	44,467	39,527	36,317	40,357	34,582	38,097	54,110
Net Working Capital	75,337	77,484	52,616	56,496	66,417	76,958	95,679
Change in Net Working Capital	2,211	2,147	(24,868)	3,880	9,921	10,541	18,721

Adjusted Income from Continuing Operations - Note 6							
($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013
Net Income	6,255	(31,481)	(42,241)	(4,654)	986	(927)	5,290
Loss from Discontinued Operations	(512)	(313)	(382)	(281)	(286)	(274)	(68)
Income from Continuing Operations	6,767	(31,168)	(41,859)	(4,373)	1,272	(653)	5,358
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-	-
Plus: Impairment of assets	-	4,478	1,459	-	-	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-
Plus: Mfg expansion & Business integration in COGS	-	-	-	-	-	1,383	5,105
Plus: Mfg expansion & Business integration in S,G&A	-	-	-	-	-	-	1,831
Plus: Mfg expansion & Business integration in Other	-	-	-	-	-	-	367
Plus: Tax effect of Mfg & Business integration above	-	(10,471)	(12,935)	(545)	197	(484)	(2,556)
Plus: Prior years tax credits and valuation allowance	-	-	622	-	-	-	(1,847)
Adjusted Income from Continuing Operations	6,767	(11,723)	(17,216)	(3,362)	906	246	8,258
Loss from Discontinued Operations	(512)	(313)	(382)	(281)	(286)	(274)	(68)
Non -GAAP Adjusted Net Income	6,255	(12,036)	(17,598)	(3,643)	620	(28)	8,190
Non-GAAP Adjusted Net Income as % of Net Sales	1.9%	-4.3%	-8.6%	-1.6%	0.2%	0.0%	2.4%

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